Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 6 – SUBSEQUENT EVENTS

The Company on December 10, 2021 amended their certificate of incorporation to include a certificate of designation for a Series B Preferred Stock that is not convertible, but has voting rights of 10,000 votes per 1 share. These shares were issued to the officer of the Company for the aforementioned $50,000 in cash to be paid plus the $50,000 in services. The shares were issued in December 2021 and the obligation has been satisfied.

NOTE 5– SUBSEQUENT EVENTS On June 15, 2021, the Company was revived in the State of Nevada. George Sharp was awarded custodianship.